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                                                                  Exhibit 10.5



                            AMERICA'S HOME PAGE, INC.

                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


         SECTION 1. PURPOSE. The purpose of this Stock Option Plan for Non-Employee Directors (the "Plan") is to attract and retain persons of exceptional ability to serve as members of the Board of Directors of America's Home Page, Inc. (the "Company"), and to align the interests of the Company's non-employee directors with that of the stockholders in enhancing the value of the Company's capital stock.

         SECTION 2. ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board") or such committee of the Board that is designated by the Board to administer the Plan (the "Administrator"). Such committee shall be constituted to permit the Plan to comply with Rule 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act") or any successor rule. The Administrator shall have responsibility finally and conclusively to interpret the provisions of the Plan and to decide all questions of fact arising in its application. No member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan. The Administrator may delegate to an officer or officers of the Company the authorization to execute and deliver on behalf of the Company any document or instrument required to be delivered under this Plan.

         SECTION 3. TYPE OF OPTIONS. Options granted pursuant to the Plan shall be nonstatutory options which are not intended to meet the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         SECTION 4. ELIGIBILITY. Directors of the Company who are not employees of the Company or any of its affiliates ("Non-employee Directors") and who are appointed or elected to the Board on or after the date this Plan is approved by a majority of the shareholders of the Company shall be eligible to participate in the Plan. Each eligible Non-employee Director to whom stock options are granted shall be a participant ("Participant") under the Plan.

         SECTION 5. SHARES AVAILABLE UNDER THE PLAN. Subject to adjustment as provided in Section 10 below, an aggregate of 150,000 shares of common stock of the Company, par value $.001, (the "Common Stock") shall be available for issuance pursuant to the provisions of the Plan. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in whole or in part, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan.
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         SECTION 6.  AUTOMATIC GRANT OF OPTIONS.

                  6.1 Each eligible Non-Employee Director serving on the Board as of the date of closing of the Company's initial public offering shall receive an option to purchase shares of Common Stock with an exercise price equal to the initial public offering price. The grant shall provide for an option to purchase 15,000 shares of Common Stock per Director.

                  6.2 On an annual basis thereafter, each Non-Employee Director in office on the date of the adjournment of the annual meeting of stockholders of the Company shall be granted as of such date automatically and without further action by the Board an option to purchase 7,500 shares of Common
Stock.

         SECTION 7.  TERMS AND CONDITIONS OF OPTIONS

         7.1      Exercise of Options.

                  (a) Each option granted under Section 6.1 of the Plan shall be 100% vested as of the date of grant. Each option granted under Section 6.2 of the Plan shall be exercisable at the rate of one-third (1/3) per year commencing on the first anniversary of the date of grant, subject to the provisions of
Section 9 hereof.

                  (b) Notwithstanding the provisions of paragraph (a) above, an option granted to any Participant under Section 6.2 of the Plan shall become immediately exercisable in full upon the first to occur of:

                                 (i) the death of the Participant, in which case
                  the option may be exercised by the Participant's executor or administrator, or if not so exercised, by the legatees or distributees of his or her estate or by such other person or persons to whom the Participant's rights under the option shall pass by will or by the applicable laws of descent and distribution;

                                (ii) such time as the Participant ceases to be a
                  director of the Company by reason of his or her permanent disability as determined in good faith by the Board or the Administrator;

                               (iii) such time as the Participant ceases to be a
                  director of the Company as a result of retirement from the Board of Directors on or after attaining age 65; or

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                                 (iv) such time as a Participant ceases to be
                  eligible to participate in this Plan by reason of his or her becoming an employee of the Company or any of its subsidiaries.

                  (c) Options granted under the Plan shall expire ten years from the date on which the option is granted, unless terminated earlier in accordance with the Plan; provided, however, that in the event a Participant ceases to be a director of the Company by reason of an event described in Section 7.1(b), any option granted to such Participant hereunder shall expire eighteen months from the date the Participant ceases to be a director of the Company, but in no event later than the day preceding the tenth anniversary of the date of the grant of such option.

                  (d) In the event that the Participant ceases to be a director of the Company for any reason other than those specified in paragraph 7.1(b):

                           (i) if prior to the time a Participant's option
                  becomes fully exercisable, such option will terminate on the date the Participant ceases to be a director of the Company with respect to the shares as to which the option is not then exercisable without further obligation or action on the part of the Company.

                           (ii) if after a Participant's option has become
                  exercisable in whole or in part, such option shall remain exercisable in whole or in part, as the case may be, in accordance with the terms hereof for a period of three months from the date the Participant ceases to be a director, but in no event later than the day preceding the tenth anniversary of the date of grant of such option.

         7.2 Exercise Price. The exercise price of each share of Common Stock subject to an option shall be the "Fair Market Value" of a share of Common Stock on the date the option is granted. "Fair Market Value" for purposes of the Plan shall mean as of any date, (i) the last reported sales price on the New York Stock Exchange, or, if not reported for the New York Stock Exchange on the Composite Tape, or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked quotations on the New York Stock Exchange; (ii) if the Common Stock is not listed on the New York Stock Exchange or no such quotations are available, the closing price of the Common Stock as reported by the National Market System, or similar organization, or, if no such quotations are available, the average of the high bid and low asked quotations as quoted in the National Association of Securities Dealers' Automated Quotation System, or similar organization; or (iii) in the event that there shall be no public market for the Common Shares, the fair market value of the Common Stock as determined (which determination shall be conclusive) in good faith by the Board or the Administrator, based upon the value of the Company as a going concern, as if such Common Stock was publicly owned stock, but without any discount with respect to minority ownership. Under no circumstances shall Fair Market Value be less than the par value of the Common Stock.

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         7.3 Payment of Exercise Price; Tax Withholding.

                  (a) Subject to the terms and conditions of the Plan and the documentation of the options pursuant to Section 7.5 hereof, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company's Secretary stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares; provided, however, that there shall be no such exercise at any one time for fewer than one hundred (100) shares, except that if fewer than one hundred (100) shares are then purchasable by the person exercising the option, then said person may exercise for all of the remaining shares.

                  (b) Options granted under the Plan may be paid for by delivery of cash in an amount equal to the exercise price of such options, or by delivery to the Company of shares of Common Stock already owned by the Participant having a Fair Market Value equal in amount to the exercise price of the option being exercised or by any combination of such methods of payment.

                  (c) The Participant shall pay the Company in an amount of cash sufficient to cover withholding required by law for any federal, state, local or foreign taxes in connection with an exercise of options herewith. A Participant may also elect, in lieu of paying cash, to deliver shares of Common Stock or to direct the Company to withhold shares of Common Stock purchased upon exercise of an option (to be valued at Fair Market Value as of the exercise date) to satisfy any required tax withholding and the Board shall determine the timing and other terms and conditions in which the use of shares of Common Stock to satisfy tax withholding may take place.

         7.4 Rights as a Shareholder. Except as specifically provided by the Plan, the grant of an option will not give a Participant any rights as a shareholder of the Company. The Participant will obtain such rights, subject to any limitations imposed by the Plan, only upon actual receipt of the certificate or certificates representing the Common Stock.

         7.5 Documentation of Option Grants. Option grants shall be evidenced by written instruments prescribed by the Board or the Administrator from time to time. The instruments may be in the form of agreements to be executed by both the Participant and the president or any vice president of the Company or in the form of certificates, letters or similar instruments, which need not be executed by the Participant but acceptance of which will evidence agreement to the terms of the grant.

         7.6 Nontransferability of Options. No option granted under the Plan shall be assignable or transferable by the Participant to whom it is granted, either voluntarily or by operation of law, except (a) by will or the laws of descent and distribution or (b) during the

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lifetime of the Participant, to the Participant's spouse, lineal ancestors or lineal descendants or to trusts or family partnerships for the benefit of the foregoing ("Permitted Transferees"). During the life of the Participant, the option shall be exercisable only by the Participant or a transferee who is a Permitted Transferee (or in the event of incapacity, by the person or persons properly appointed to act on his or her behalf).

         7.7 Approvals. The effectiveness of the Plan is subject to the approval by affirmative vote of a majority of the shares of the Common Stock present in person or by proxy and entitled to vote at an annual or special meeting of the stockholders. In the event that the Plan is not approved by the stockholders, the Plan and any options granted hereunder shall be void and of no effect.

         The Company's obligation to sell and deliver shares of Common Stock under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of the Common Stock.

         SECTION 8.  REGULATORY COMPLIANCE AND LISTING

                  (a) The issuance or delivery of any shares of Common Stock subject to exercisable options hereunder may be postponed by, the Board for such period as may be required to comply with any applicable requirements under Federal securities laws, any applicable listing requirements of any national securities exchange or any requirements under any law or regulation applicable to the issuance or delivery of such shares. The Company shall not be obligated to issue or deliver any such shares if the issuance or delivery thereof would constitute a violation of any provision of any law or of any regulation of any governmental authority or any rule of any national securities exchange.

                  (b) No discretion concerning decisions regarding the Plan shall be afforded to a person who is not a "disinterested person" within the meaning of Section 16 of, and Rule 16b-3 promulgated under, the Securities Exchange Act of 1934, as amended (the "1934 Act"). Section 4 and 6 hereof shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder. Should any provision of this paragraph require modification or be unnecessary to comply with the requirements of Section 16 or Rule 16b-3 under the 1934 Act, the Board may waive such provision and/or amend this Plan to add to or modify the provisions hereof accordingly.

         SECTION 9. CHANGE IN CONTROL. Notwithstanding anything to the contrary in the Plan, the following shall apply to all outstanding options granted under the Plan:

                  (a) Definitions - The following definitions shall apply to this Section:

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                  A "Change in Control" shall mean:

                           (i) The acquisition by any individual, entity or
                  group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 50% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company or any of its subsidiaries, (B) any acquisition by the Company or any of its subsidiaries, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries, (D) any acquisition by any corporation with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by individuals, entities or groups who were the beneficial owners, respectively, of at least 50% of the Outstanding Voting Securities immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Outstanding Voting Securities, or (E) the acquisition by any individual, entity or group which on the date this Plan was adopted by the Board owned 50% or more of the Outstanding Voting Securities.

                           (ii) Approval by the shareholders of the Company of a
                  reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Voting Securities immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Voting Securities; or

                           (iii) Approval by the shareholders of the Company of
                  (A) a complete liquidation or dissolution of the Company or
                  (B) the sale or other disposition of all or substantially all of the assets of the Company other than to a corporation, with respect to which following such sale or other disposition, more than 50% of, respectively, the then outstanding shares of common stock of such corporation

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                  and the combined voting power for the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Voting Securities.

                  "CIC Price" shall mean the higher of (1) the highest price paid for a share of Common Stock in the transaction or series of transactions pursuant to which a Change in Control of the Company shall have occurred, or (2) the highest reported sales price of a share of Common Stock during the 60 day period immediately preceding the date upon which the event constituting a Change in Control shall have occurred.

                  (b)      Acceleration of Vesting and Payment of Stock Options.

                           (i) Upon the occurrence of an event constituting a
                  Change in Control, all stock options outstanding on such date shall become 100% vested and shall be purchased from the Participant by the Company in cash as soon as may be practicable. Upon such purchase, such stock options shall be cancelled.

                           (ii) The purchase price for the stock options to be
                  paid by the Company shall be determined by multiplying the number of such options by the difference between the exercise price per share and the CIC Price, if higher.

                           (iii) Notwithstanding the foregoing subsections (i)
                  and (ii), if the exercise price of a stock option exceeds the CIC Price, such stock option shall be 100% vested but shall not be cancelled.

         SECTION 10. ADJUSTMENT IN EVENT OF CHANGES IN CAPITALIZATION. In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capitalization, or other distribution with respect to holders of the Common Stock (other than normal cash dividends), automatic adjustment shall be made in the number and kind of shares as to which outstanding options or portions thereof then unexercised shall be exercisable and in the available shares set forth in Section 5 hereof, such that the proportionate interest of the option holder shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made with a corresponding adjustment in the option price per share and without a change in the total price applicable to the unexercised portion of such options. Automatic adjustment shall also be made in the number and kind of shares subject to options subsequently granted under the Plan.

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         SECTION 11. NO RIGHT TO REELECTION. Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any Non-employee Director for reelection by the Company's shareholders, nor confer upon any Non-employee Director the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

         SECTION 12. AMENDMENT AND TERMINATION.

                  (a) Except as provided in Section 8(b), the Board shall have the right to amend, modify or terminate the Plan at any time and from time to time; provided, however, that unless required by law, no such amendment or modification shall (a) affect any right or obligation with respect to any grant theretofore made; (b) in any manner affect the requirements set forth in Section 8(b) hereof, or (c) unless previously approved by the shareholders, increase the number of shares of Common Stock available for grants as provided in Section 5 hereof other than an adjustment pursuant to Section 10 hereof. In addition, no such amendment or modification shall, unless previously approved by the shareholders (where such approval is necessary to satisfy then applicable requirements of federal securities laws, the Code or rules of any stock exchange on which the Company's Common Stock is listed) (i) in any manner affect the eligibility requirements set forth in Section 4 hereof, (ii) increase the number of shares of Common Stock subject to any option, (iii) change the purchase price of the shares of Common Stock subject to any option, (iv) extend the period during which options may be granted under the Plan, or (v) materially increase the benefits to Participants under the Plan.

                  (b) Unless earlier terminated by the Board, or the shares reserved under the Plan shall have all been committed for options granted pursuant to the Plan, the Plan shall terminate on December 31, 2009; provided, however, that options which are granted on or before this date shall remain exercisable in accordance with their respective terms after the termination of the Plan.

         SECTION 13. SUCCESSORS AND ASSIGNS. The Plan shall be binding on all successors and permitted assigns of a Participant, including but not limited to, the estate of such Participant, the executor, administrator or trustee of such estate, and the guardian or legal representative of the Participant.

         SECTION 14. GOVERNING LAW. The validity, construction and effect of the Plan and any action taken or relating to the Plan shall be determined in accordance with the laws of the State of Arizona and applicable Federal law.

         SECTION 15. SEVERABILITY. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be invalid, illegal or unenforceable in any respect under any

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applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Plan will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.


                                            America's Home Page, Inc.



                                            By:
                                               --------------------------------
                                            Its:
                                                -------------------------------


This Stock Option Plan for Non-Employee Directors was adopted by the Board on _________________ and approved by Unanimous Consent of the Stockholders on
_________________.

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